EXHIBIT 10.7

                                 PROMISSORY NOTE



U.S. $50,000.00                                                January 22, 2001




     FOR VALUE RECEIVED, the undersigned ASPi Europe, Inc. (the "Company") hereby promises to pay on or before May 18, 2001 to or to the order of Ricardo Requena ("Lender") at such address as the Lender may from time to time direct, the principal sum of FIFTY THOUSAND DOLLARS ($50,000.00) of lawful money of the United States of America with interest thereon at the annual rate equal to (10%) ten percent in such amounts set forth herein.

     The Company hereby waives presentment for payment, notice of dishonor, notice of non-payment, protest and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company also expressly consents to submit to the laws of the State of Washington in all matters regarding this promissory note.


IN WITNESS WHEREOF, The Company has caused its common seal to be affixed in the presence of its authorized signatories.

The Common Seal of                          )
ASPi Europe, Inc.                           )
was hereunto affixed in the                 )
presence of:                                )
                                            )
                                            )            (C/S)
"Patrick McGrath"                           )
-----------------                           )
Authorized Signatory                        )
                                            )
                                            )
                                            )
"Raeanne Steele"                            )
------------------                          )
Authorized Signatory                        )